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                                                                    EXHIBIT 10.2


                          LOUISIANA-PACIFIC CORPORATION
                2000 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN


                      ARTICLE 1--ESTABLISHMENT AND PURPOSE

      1.1 ESTABLISHMENT. Louisiana-Pacific Corporation, a Delaware corporation ("Corporation") has established the Louisiana-Pacific Corporation 2000 Non-Employee Director Restricted Stock Plan (the "Plan") effective as of May 1, 2000.

      1.2 PURPOSE. The purpose of the Plan is to promote and advance the interests of Corporation and its stockholders by enabling Corporation to attract and retain well qualified individual Non-Employee Directors (as defined below) and to strengthen the mutuality of interests between such Non-Employee Directors and Corporation's stockholders through annual grants of Restricted Stock to each Non-Employee Director.

                             ARTICLE 2--DEFINITIONS

      2.1 DEFINED TERMS. For purposes of the Plan, the following terms have the meanings set forth below:

          "Award" means an award of Restricted Stock granted to a Non-Employee Director pursuant to the Plan.

          "Board" means the board of directors of Corporation.

          "Change in Control" means:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
      Act) of 20% or more of either (A) the then outstanding shares of common stock of Corporation (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions will not constitute a Change of Control: (i) any acquisition directly from Corporation, (ii) any acquisition by Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Corporation or any corporation controlled by Corporation or (iv) any acquisition pursuant to a transaction which complies with clauses (i),
      (ii) and (iii) of subsection (c) of this definition; or

          (b) Individuals who, as of the effective date of this Plan (the "Effective


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      Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) Consummation by Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Corporation or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Corporation or all or substantially all of Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,
      (ii) no Person (excluding any employee benefit plan (or related trust) of Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the stockholders of Corporation of a complete liquidation or dissolution of Corporation.

      "Committee" means the committee of the Board described in Section 3.1

      "Disability" means inability to perform the duties of a director of Corporation by reason of a medically determinable (to the reasonable satisfaction of the Committee)

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physical or mental condition that results in absence from such duties for a period of 90 consecutive days or a total of 120 days during any calendar year.

      "Exchange Act" means the Securities Exchange Act of 1934 as amended and in effect from time to time, and any successor statute. Where the context requires, any reference to a particular section of the Exchange Act or to any rule promulgated under the Exchange Act will be construed to refer to successor provisions to such section or rule.

      "Fair Market Value" means on any given date, the mean between the high and the low trading prices per share of Stock as reported for such day by the principal exchange or trading market on which Stock is traded (as determined by the Committee) or, if Stock was not traded on such date, on the next preceding day on which Stock was traded. If the Common Stock is not listed on a stock exchange or if trading activities for Common Stock are not reported, the Fair Market Value will be determined by the Committee.

      "Grant Date" means the date an Award is granted to a Non-Employee Director under the Plan, namely:

      (a) For each person who was a Non-Employee Director on May 1, 2000, such date and May 1 of each succeeding year (while the person continues to be a Non-Employee Director and while a sufficient number of shares of Stock remain available for Awards pursuant to Section 4.2.2 of the Plan) will be a Grant Date; and

      (b) For each person who becomes a Non-Employee Director after May 1, 2000, the date such person first becomes a Non-Employee Director and each succeeding anniversary of such date (while the person continues to be a Non-Employee Director and while a sufficient number of shares of Stock remain available for Awards pursuant to Section 4.2.2 of the Plan) will be a Grant Date.

      "Non-Employee Director" means a member of the Board who is not an employee of Corporation or any subsidiary of Corporation.

      "Plan" means this Louisiana-Pacific Corporation 2000 Non-Employee Director Restricted Stock Plan, as it may be amended and in effect from time to time.

      "Retirement" means termination of a Non-Employee Directors membership on the Board due to:

      (a) Attaining the mandatory retirement age for a director under Corporation's bylaws (as in effect when he or she attains such age);

      (b) Due to a determination by the Committee that the Non-Employee Director cannot continue as a member of the Board without violating applicable law; or

      (c) Due to the Non-Employee Director's taking a position with, or providing



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      services to, a governmental, charitable, or educational institution whose policies prohibit the Non-Employee Director from continuing to serve as a member of the Board.

      "Restricted Stock" means Stock granted to a Non-Employee Director subject to the Restrictions set forth in this Plan.

      "Restriction" means the provisions of Article 7 of the Plan that govern the forfeiture of an Award or shares of Restricted Stock during the applicable Restriction Period.

      "Restriction Period" means the period following the Grant Date of an Award as described in Section 7.1 during which the Award is subject to Restrictions.

      "Stock" means Corporation's common stock, $1 per value, or any security issued by Corporation in substitution, exchange, or lieu of such common stock.

      "Termination Date" means the date a Non-Employee Director ceases to be a member of the Board for any reason.

      "Vest" or "Vested" with respect to shares of Restricted Stock or an Award means to be or to become nonforfeitable, freely transferable (subject to any applicable securities law limitations), and free of all Restrictions due to expiration of the Restriction Period.

      2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan also includes the opposite gender; and the definition of any term in Section 2.1 in the singular also includes the plural, and vice versa.

                           ARTICLE 3--ADMINISTRATION

      3.1 COMMITTEE. The Plan will be administered by Corporation's Nominating and Corporate Governance Committee or by another committee of the Board expressly designated by the Board to administer the Plan.

      3.2 AUTHORITY OF THE COMMITTEE. The Committee will have full power and authority to administer the Plan in its sole discretion, including the authority to:

          (a)   Construe and interpret the Plan; and

          (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan.

Decisions of the Committee will be final, conclusive, and binding on all Non-Employee Directors.

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          ARTICLE 4--DURATION OF THE PLAN AND STOCK SUBJECT TO THE PLAN

      4.1 DURATION OF THE PLAN. The Plan became effective May 1, 2000, and will continue in effect until Awards have been granted covering all available shares of Stock or until the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding Awards.

      4.2 STOCK. The shares of Stock that may be granted subject to Awards under the Plan are shares of Corporation's reacquired treasury Stock. No fractional shares of Stock will be issued under the Plan.

      4.3 NUMBER OF SHARES. The maximum number of shares of Stock for which Awards may be granted under the Plan is 200,000 shares subject to adjustment pursuant to Article 9 of the Plan.

      4.4 AVAILABILITY OF STOCK FOR FUTURE AWARDS. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested, all shares of Stock covered by such Award not otherwise issued as Vested Stock will be available for future Awards under the Plan.

                             ARTICLE 5--ELIGIBILITY

          All Non-Employee Directors of Corporation are automatically eligible to receive Awards under the Plan.

                               ARTICLE 6--AWARDS

      6.1 ANNUAL GRANTS. As of each Grant Date for each Non-Employee Director, the Non-Employee Director will automatically be granted an Award of a number of shares of Restricted Stock (subject to the Restrictions described in Section 7.2) equal to $20,000 divided by the Fair Market Value of a share of Stock as of such Grant Date (rounded to the nearest number of whole shares).

      6.2 RESTRICTED STOCK AWARD AGREEMENT AND STOCK POWER. Each Award under the Plan will be evidenced by a Restricted Stock Award Agreement and Stock Power in the form attached to this Plan as Appendix 6.2.

                            ARTICLE 7--RESTRICTIONS

      7.1 RESTRICTION PERIOD. For each Award of Restricted Stock, the Restriction Period is the period commencing on the Grant Date for the Award and ending on the first to occur of:

          (a) The expiration of five years from the Grant Date;

          (b) The termination of the Non-Employee Director's membership on the Board by reason of:

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              (i)   Death;

              (ii)  Disability;

              (iii) Retirement; or

              (iv)  A Change in Control of Corporation.

      7.2 RESTRICTIONS DURING RESTRICTION PERIOD. During the Restriction Period applicable to each Award of Restricted Stock:

           (a) The Non-Employee Director may not sell, assign, pledge, or otherwise transfer or encumber the Restricted Stock subject to the Award;

           (b) In the event the Non-Employee Director ceases to be a director of Corporation prior to the expiration of the Restriction Period for any reason other than death, Disability, Retirement, or in connection with a Change in Control of Corporation, the Non-Employee Director will immediately and automatically forfeit all shares of Restricted Stock subject to the Award, the Restricted Stock will automatically revert to Corporation, and the Non-Employee Director will cease to have any rights as a stockholder with respect to such Restricted Stock.

      7.3 RIGHTS DURING RESTRICTION PERIOD. During the Restriction Period for any Award of Restricted Stock, the Non-Employee Director will have (except as expressly provided in Section 7.2) all the rights of a stockholder with respect to the Restricted Stock, including without limitation the right to exercise all voting rights with respect to the Restricted Stock and the right to receive cash dividends with respect to the Restricted Stock. Stock dividends issued with respect to Restricted Stock will be treated as additional shares of Restricted Stock covered by the Award and will be subject to the same Restrictions.

      7.4 STOCK CERTIFICATES. Certificates for shares of Restricted Stock subject to an Award will be issued in the Non-Employee Director's name and held by Corporation, together with an executed counterpart of the Restricted Stock Award Agreement and Stock Power, until the Restrictions lapse at the expiration of the Restriction Period or until the Restricted Stock is forfeited as provided in Section 7.2. During the Restriction Period, each certificate for shares of Restricted Stock will bear a legend in substantially the following form:

      THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED AS RESTRICTED STOCK UNDER THE LOUISIANA-PACIFIC CORPORATION 2000 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN (THE "PLAN") AND ARE SUBJECT TO RESTRICTIONS ON THEIR TRANSFER, DISPOSITION, OR ENCUMBRANCE SET FORTH IN THE PLAN. A COPY OF THE PLAN MAY BE OBTAINED FROM LOUISIANA-PACIFIC CORPORATION.

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Certificates for shares of Restricted Stock may also bear any other restrictive legends required by law or any other agreement.

                        ARTICLE 8--SETTLEMENT OF AWARDS

      8.1 SETTLEMENT OF RESTRICTED STOCK AWARD. Upon the Vesting of any Award of Restricted Stock (due to expiration of the Restriction Period for that Award):

          (a) A stock certificate for the shares of Stock subject to the Award will be issued in the Non-Employee Director's name, without the legend described in Section 7.4, and the new certificate, together with the Restricted Stock Award Agreement and Stock Power previously held by Corporation, will be delivered to the Non-Employee Director, and

          (b) The Stock will no longer be subject to the Restrictions.

      8.2 TAX WITHHOLDING. As of the date the Plan was adopted, income recognized by Non-Employee Directors with respect to Restricted Stock (upon Vesting or in connection with making an election under Code Section 83(b)) is treated as self-employment income that is not subject to tax withholding. However, Corporation will have the right to withhold from any settlement of Restricted Stock made under the Plan (or deemed settlement due to a Code Section 83(b) election) any federal, state, or local taxes of any kind subsequently required by law to be withheld or paid by Corporation on behalf of Non-Employee Director with respect to such settlement. In the event any such taxes are imposed, each Non-Employee Director will be required to make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligation. Corporation will not be required to deliver shares under the Plan until any such obligation is satisfied.

      8.3 EFFECT OF TAX ELECTION. In the event any Non-Employee Director makes a timely election under Code Section 83(b) with respect to any Award, the Restricted Stock will be deemed (for income tax purposes) to be transferred to the Non-Employee Director effective as of the Grant Date (and any obligation for withholding tax liability imposed by subsequent changes in tax laws would be due as of the Grant Date). However, such an election will not effect the Restrictions or terminate the Restriction Period for such Award.

      8.4 DEFERRAL ELECTION. Any Non-Employee Director may, at any time prior to the December 31 next preceding the end of the five-year period beginning on the Grant Date for any Award, make an irrevocable election to receive a credit under Corporation's Non-Employee Director Deferred Compensation Plan (the "Deferral Plan") in an amount equal to the Fair Market Value (as of the date the Award would otherwise have become Vested) of the number of shares of Restricted Stock covered by the Award. The deferral election must be in writing and in such form as the Committee prescribes for this purpose. If such a deferral election is made with respect to an Award, the Restricted Stock subject to the Award will remain subject to the Restrictions through the expiration of the Restriction Period. However, as of the expiration of the

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Restriction Period, the certificate for the Restricted Stock described in
Section 7.4 will be cancelled and the Non-Employee Director will receive a credit in his or her Account under the Deferral Plan equal to the Fair Market Value (as of the Vesting date) of the Restricted Stock. The Non-Employee Director will have no further rights under this Plan with respect to such Award and the Account will be subject to all the terms and conditions of the Deferral Plan.

          ARTICLE 9--ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

      9.1 PLAN DOES NOT RESTRICT CORPORATION. The existence of the Plan and the Awards granted under the Plan do not affect or restrict in any way the right or power of the Board or the stockholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights of such stock, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

      9.2 ADJUSTMENTS BY THE COMMITTEE. In the event of any change in capitalization affecting the Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Stock, the Committee will make proportionate adjustments with respect to the aggregate number of shares of Stock for which Awards may be granted under the Plan and the number of shares of Stock covered by each outstanding Award. The Committee may also make similar adjustments in the number of shares of Stock covered by outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to stockholders.

                    AMENDMENT 10--AMENDMENT AND TERMINATION

      The Board may amend, suspend, or terminate the Plan or any portion of the Plan at any time, provided that no amendment may be made without shareholder approval if such approval is required by applicable law or the applicable requirements of a stock exchange or over-the-counter stock trading system. Amendment or termination of the Plan will not affect previously granted Awards.

                           ARTICLE 11--MISCELLANEOUS

      11.1 UNFUNDED PLAN. The Plan will be unfunded and Corporation will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any Non-Employee Director with respect to any Award under the Plan will be based solely upon the contractual obligations effected pursuant to the Plan. No such obligation of Corporation will be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

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      11.2 SECURITIES LAW RESTRICTIONS. No shares of Stock may be issued under the Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for shares of Stock delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions (in addition to the legend described in Section 7.4).

      11.3 CONDITIONS PRECEDENT. Corporation will use its best efforts to obtain approval of the Plan and all Awards by any state or federal agency or authority that Corporation determines has jurisdiction. If Corporation determines that any required approval cannot be obtained, each Award will terminate on notice to the Non-Employee Director to that effect. Without limiting the foregoing, Corporation will not be required to issue any certificates for all or any portion of the Restricted Stock until Corporation has taken any action required to comply with all applicable federal and state securities laws.

      11.4 SUCCESSORSHIP. Subject to restrictions on transferability set forth in the Plan, each Restricted Stock Award under the Plan will be binding upon and benefit the parties, their successors and assigns.

      11.5 GOVERNING LAW. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the state of Oregon.



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                                  APPENDIX 6.2

                RESTRICTED STOCK AWARD AGREEMENT AND STOCK POWER


Corporation:      Louisiana-Pacific Corporation, a Delaware corporation

Director:         _________________________, a Non-Employee Director of
                  Corporation

Plan: The Louisiana-Pacific Corporation 2000 Non-Employee Director Restricted Stock Plan

Restricted Stock: ______ shares of Corporation's common stock subject to an
                  Award made under the Plan as of the Grant Date

Grant Date:       ___________200_

Certificate:      Stock certificate number ____ evidencing the Restricted Stock issued in Director's name as of the Grant Date


                                    AGREEMENT

      Corporation and Director agree as follows:

      1. DEFINED TERMS. Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Plan.

      2. GRANT OF RESTRICTED STOCK. As of the Grant Date, Corporation grants to Director an Award for the Restricted Stock.

      3. RESTRICTIONS. Director acknowledges that the Restricted Stock is subject to the Restrictions and all the terms and conditions set forth in the Plan, a copy of which is attached to this Agreement

      4. FEDERAL TAX ELECTIONS. Director agrees to notify Corporation promptly if Director makes an election under Code Section 83(b) with respect to the Restricted Stock.

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      5.    CERTIFICATE. Director agrees that the Certificate for the Restricted
Stock, together with an executed counterpart of this Restricted Stock Award Agreement and Stock Power, will be held by Corporation until the expiration of the Restricted Stock Period with respect to this Award as described in the Plan.

                                   STOCK POWER

      Effective as of the Grant Date, Director assigns and transfers to Corporation the share of Restricted Stock evidenced by the Certificate and appoints ______________________ as attorney-in-fact to transfer the stock on the books of Corporation, with full power of substitution. Although Director is the owner of the Restricted Stock, Corporation will hold the Certificate and this Stock Power during the Restriction Period described in the Plan. Upon expiration of the Restriction Period, Corporation will return this Stock Power to Director, together with a new, unrestricted, certificate for the Restricted Stock.



CORPORATION:                             LOUISIANA-PACIFIC CORPORATION


                                         By ____________________________________

                                         Its ___________________________________


DIRECTOR:                                _______________________________________